Virtus Seix High Grade Municipal Bond Fund,

a series of Virtus Asset Trust

Supplement dated January 16, 2026, to the Summary Prospectus and the Virtus Asset Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Asset Trust, pursuant to an Agreement and Plan of Reorganization, Virtus Seix High Grade Municipal Bond Fund (the “Acquired Fund”) will reorganize with and into Virtus Seix Investment Grade Tax-Exempt Bond Fund (the “Acquiring Fund”), a separate series of Virtus Asset Trust, on or about April 10, 2026. The Acquired Fund and the Acquiring Fund have the same Board of Trustees and subadviser, as well as the same portfolio manager.

The subadviser to both the Acquired Fund and the Acquiring Fund is Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of their investment adviser. VFIA operates through its Seix Investment Advisors division in subadvising both funds. After the reorganization, VFIA expects to transfer the employees involved in the day-to-day management of both funds, and thus the management of the Acquiring Fund, to its Newfleet Asset Management division, at which time the Acquiring Fund will be renamed Virtus Newfleet Intermediate Municipal Bond Fund. This change is not a change in subadviser and will not impact the management of the Acquiring Fund.

The Acquiring Fund’s investment advisory fee rates are contractually identical to those of the Acquired Fund, and the Acquiring Fund’s expenses will be contractually limited by the investment adviser to levels the same as or lower than those of the Acquired Fund.

The Acquiring Fund’s investment objective and principal investment strategies are similar to those of the Acquired Fund. Therefore, the combined fund after the merger is expected to be managed in a similar manner to the Acquired Fund before the merger, with higher assets and the potential for lower fees and expenses. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade (BBB-/Baa3 or better) municipal securities, including securities subject to the U.S. federal alternative minimum tax, with income exempt from regular U.S. federal income tax. The Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade tax-exempt obligations, such as municipal securities, including securities subject to the U.S. federal alternative minimum tax. For both the Acquired Fund and Acquiring Fund, issuers include states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities. Each fund’s investment strategy emphasizes investment-grade municipal securities which are not limited to any particular maturity.

The fundamental investment restrictions of the Acquiring Fund are materially the same as those of the Acquired Fund and are interpreted in the same manner, as discussed further in the Prospectus/Information Statement that will be sent to shareholders of the Acquired Fund.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of both classes of the Acquired Fund will therefore become shareholders of Class I shares of the Acquiring Fund with the same aggregate dollar value as the shares they owned of the Acquired Fund immediately prior to the reorganization.

The reorganization is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the reorganization to be carried out.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VAT 8622/Seix High Grade Muni Bond Merger (1/26)